Exhibit 10. 12

SCHEDULE 1

ABBREVIATED NEW DRUG APPLICATIONS

Number	Description	Status
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
40-762	Phendimetrazine Tartrate Tablets USP, 35 mg	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
{***}	{***}	Approved ANDA
Pending:
{***}	{***}	Pending ANDA